UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 23, 2021

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

400 South 4th Street, Suite 401-412
Minneapolis, MN	55415
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 and 3 through 9 are not applicable and therefore omitted.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported, Qumu Corporation (the “Company”) and its wholly-owned subsidiary, Qumu, Inc., a California corporation (with the Company, the “Borrower”) are parties to that certain Loan and Security Agreement dated January 15, 2021 (as amended, the “Loan Agreement”) with Wells Fargo Bank, National Association (the “Lender”) providing for a revolving line of credit.

On December 23, 2021, the Company received an advance of $5.0 million from the Lender on the line of credit in order to enhance its financial flexibility in 2022. The Company will continue to make future investments in go-to-market and innovation opportunities in enterprise video content management. With the proceeds from the advance, the Company expects to have cash and cash equivalents of at least $20.0 million at December 31, 2021.

Under the Loan Agreement, the revolving line has a January 15, 2023 maturity date and amounts borrowed bear interest at a floating per annum rate equal to 1.25% above the Lender’s prime rate, currently 3.25%. The Borrower also is obligated to pay the Lender an unused revolving line facility fee quarterly in arrears of 0.25% per annum of the average unused portion of the revolving line during such quarterly period. Pursuant to the Loan Agreement, the Borrower granted a security interest in substantially all of its properties, rights and assets (including certain equity interests of the Company’s subsidiaries).

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, with respect to the Company’s disclosure concerning the growth opportunities of the Company’s market, the expected use and adoption of video in the enterprise, cash balances, and all other statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” or “estimate” or comparable terminology are intended to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements, including the risk that: the Company’s preliminary estimated cash balance at December 31, 2021 may be impacted by the timing of collections, payments and other factors impacting cash flows, the Company may not be successful at implementing its long-term strategic roadmap or any of the growth initiatives within the long-term strategic roadmap, the COVID-19 pandemic could have a material effect on the Company’s business, financial condition and operating results, and the markets for video content and software to manage video content may not develop or may develop more slowly than the Company expects, including as a result of COVID-19 impacts.

The additional risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and other factors set forth in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements in this Form 8-K speak only as of the date of this Form 8-K. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ TJ Kennedy
TJ Kennedy
Chief Executive Officer

Date: December 30, 2021